RATIFICATION OF ASSET PURCHASE AND SALE AGREEMENT
(Pinnacle Lodge)

THIS RATIFICATION OF ASSET PURCHASE AND SALE AGREEMENT (“Ratification”) is made and entered into as of February 14, 2006, by and between FITZPATRICK LAND COMPANY, LLC, a Florida limited liability company ("Seller”), and SILVERLEAF RESORTS, INC., a Texas corporation (“Purchaser”).

WITNESSETH

WHEREAS, on February 3, 2006, The Fitzpatrick Family Limited Partnership, (“Fitzpatrick”), as seller, and Purchaser entered into that certain Asset Purchase and Sale Agreement, as amended by that certain First Amendment to Asset Purchase and Sale Agreement dated as of February 7, 2004 (collectively, the “Agreement”), pursuant to which Fitzpatrick agreed to sell and Purchaser agreed to purchase certain real and personal property commonly known as the Pinnacle Lodge in the Town of Fraser, Grand County, Colorado, as more particularly described in the Agreement (the “Subject Property”); and

WHEREAS, the true owner of the Subject Property is Seller and not Fitzpatrick; and

WHEREAS, Seller has agreed to execute this Ratification for the purpose of ratifying the Agreement and confirming the Seller will sell the Subject Property to Purchaser pursuant to the terms and conditions of the Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Seller is executing this Ratification for the purpose of ratifying the Agreement and confirming that the Seller is bound by the terms and conditions of the Agreement and will sell the Subject Property to Purchaser pursuant to the terms and conditions of the Agreement.

Except as specifically set forth above, all terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment under seal, as of the date and year first above written.

SELLER:

FITZPATRICK LAND COMPANY, LLC, a Florida limited liability company

By:	/S/ BERNARD FITZPATRICK
Name: Bernard Fitzpatrick___________________

Its:	Bernard Fitzpatrick, Managing Member of Rocky Mountain High Hospitality LLC, a Florida LLC, General Partner of Fitzpatrick Family Limited Partnership, Managing Partner of Fitzpatrick Land Company, LLC

PURCHASER:

SILVERLEAF RESORTS, INC., a Texas corporation

By:	/S/ HARRY J. WHITE, JR.
Name: Harry J. White, Jr.
Its: Chief Financial Officer